UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE CONGRESS BUILDING

ONE CONGRESS STREET, SUITE 1

BOSTON, MASSACHUSETTS 02114-2016

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
One Congress Building	New York, New York 10019-6131
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

Registrant’s telephone number, including area code: 1-800-426-5523

Date of fiscal year end: August 31

Date of reporting period: February 29, 2024

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

The TAIEX Total Return Index (in U.S. dollar terms, “TAIEX” or the “Benchmark”) returned 15.38% during the six months from September 1, 2023 February 29, 2024. The Taiwan equity market was positively impacted by a number of factors, including, among which were the expectation of U.S. interest rate cuts, the end of inventory rebalancing in certain industries and a recovery in U.S. consumer goods demand.

The Taiwan Fund, Inc.’s (the “Fund”) total return based on net asset value (“NAV”) for the period from September 1, 2023 through February 29, 2024, was 23.34%, an outperformance of 7.96% when compared to the Benchmark. Factors impacting the Fund’s performance are detailed in the following “Report of the Investment Manager”.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby
Chairman

Report of the Investment Manager (unaudited)

Market Review

The Taiwan TAIEX Total Return Index (the “Benchmark”) increased 15.38%, in U.S. dollar terms, during the period from September 1, 2023 through February 29, 2024 (the “Period”). The top three outperforming industry groups were Semiconductors & Semiconductor Equipment, Utilities, and Commercial & Professional Services. The top three underperforming industry groups were Consumer Services, Energy, and Consumer Discretionary Distribution & Retail.

Fund Review

The Taiwan Fund, Inc. (the “Fund”) outperformed the Benchmark during the Period by 7.96% (23.34% versus the Benchmark’s 15.38%), primarily due to stock selection. Relative outperformance was driven by stock selection in the Capital Goods, Materials, and Technology Hardware & Equipment industry groups. At the stock selection level, the three largest contributors to relative performance were Taiwan Semiconductor Manufacturing Company, Ltd., Fortune Electric Co., Ltd. and Alchip Technologies Limited.

While the Fund’s performance experienced some adverse effects due to its sector allocation in Technology Hardware & Equipment, they were effectively mitigated by strong stock selection. Furthermore, the Fund’s performance also was relatively negatively impacted by its overweight positions in the Consumer Durables & Apparel and Consumer Staples Distribution & Retail industry groups. At the stock level, the largest detractors to relative performance were Delta Electronics Inc., Gourmet Master Co Ltd, and Sunonwealth Electric Machine Industry Co., Ltd.

Key Transactions

The Fund’s total securities holdings stood at 91.50% of net assets on February 29, 2024. This represented an increase of 2.00% from the securities holdings of 89.50% of net assets on August 31, 2023. The major change in the Fund’s portfolio holdings was its increased exposure to both the Capital Goods industry group and the Semiconductors & Semiconductor Equipment industry group. Additionally, the Fund reduced its exposure to the Telecommunication Services industry group, based on weaker growth potential. At the stock selection level, the Fund decreased its holdings in Sunonwealth Electric Machine Industry Co., Ltd., as the company’s slower than expected research and development efforts on next-generation cooling equipment could limit its profit potential.

Outlook and Strategy

Despite the U.S. economy remaining robust as the U.S. Federal Reserve Board (the “Fed”) has made significant progress in controlling inflation, we see that there is a possibility that the Fed may start to cut interest rates by the end of the second quarter of 2024. In addition to monitoring interest rates, we are also focused on continued improvement in corporate profits. As inventory rebalancing comes to an end, and the manufacturing industry demonstrates gradual recovery, we are positive on the long-term outlook.

Although interest rates remain high, we expect competition in artificial intelligence (AI) among major cloud service providers (CSPs) to remain strong. AI-related capital expenditures are projected to account for roughly 40% of the CSP’s capital expenditures in 2024, a significant increase from 25% in 2023.). Furthermore, the growth momentum of AI servers is expected to remain strong. As inventory rebalancing comes to an end, new demand is anticipated to drive the server market’s recovery, as AI shipments are expected to grow significantly in 2024.

Lastly, the supply of GPUs (Graphics Processing Units) is not able to meet demand. Those who cannot obtain GPUs will have an alternative to engage in application-specific integrated circuit (ASIC) to meet their needs. Given the limited number of global ASIC players, with many based in Taiwan, we expect to see sustained benefits to Taiwan’s supply chains.

About the Portfolio Manager (unaudited)

Nomura Asset Management U.S.A. Inc. (“Nomura”) became investment manager to the Fund on September 17, 2022. Nomura is a U.S.-based firm registered as an investment adviser with the Securities and Exchange Commission. The firm is a wholly owned subsidiary of Nomura Asset Management Co., Ltd. (“NAM Tokyo”), which is itself wholly owned by Nomura Holdings, Inc., a Japanese public company focused on the financial services industry. As of December 31, 2023, the total assets under management of NAM Tokyo and its investment advisory subsidiaries and affiliates (the NAM Group) amounted to US$569 billion. Employees of NAM Tokyo’s affiliate, Nomura Asset Management Taiwan Ltd. (“NAM Taiwan”) assist Nomura in management of the Fund’s assets. NAM Taiwan had total assets under management and distribution at December 31, 2023 of US$19.1 billion including US$6.7 billion invested in Taiwan equity mandates.

Sky Chen
Portfolio Manager

Sky Chen has been a Portfolio Manager at Nomura Asset Management Taiwan Ltd. since 2007 and has worked in the Taiwan investment industry since 1998. Prior to joining Nomura, Sky worked as a Portfolio Manager at First Capital Management and as a sell-side analyst at JihSun Securities. Sky received a B.S. degree in Economics from Chung Hsing University in 1996 and a Master’s degree in Finance from the National Chiao Tung University 1998.

George Hsieh
Deputy Portfolio Manager

George Hsieh is a Portfolio Manager who joined Nomura Asset Management Taiwan Ltd. in 2003 and has worked in the Taiwan investment industry since 2001. Prior to Nomura, George worked as an analyst at Capital AM. George received a B.S. degree in Business Administration from Taiwan University in 1996 and a Master’s degree in International Business from NCCU in 1998.

Portfolio Snapshot*

Top Ten Equity Holdings (Unaudited)		Top Ten Equity Holdings
Holdings as of February 29, 2024%		Holdings as of August 31, 2023%
Taiwan Semiconductor Manufacturing Co. Ltd.	20.3	Taiwan Semiconductor Manufacturing Co. Ltd.	18.9
Fortune Electric Co. Ltd.	4.8	Fortune Electric Co. Ltd.	4.9
Alchip Technologies Ltd.	4.6	Gigabyte Technology Co. Ltd.	4.7
Gigabyte Technology Co. Ltd.	4.1	Alchip Technologies Ltd.	4.7
Quanta Computer, Inc.	4.1	Quanta Computer, Inc.	4.5
eMemory Technology, Inc.	4.0	Asia Vital Components Co. Ltd.	4.5
Asia Vital Components Co. Ltd.	4.0	eMemory Technology, Inc.	4.3
Century Iron & Steel Industrial Co. Ltd.	4.0	Global Unichip Corp.	3.7
Global Unichip Corp.	3.5	Delta Electronics, Inc.	3.7
Faraday Technology Corp.	3.4	Sunonwealth Electric Machine Industry Co. Ltd.	3.5

Top Ten Industry Weightings (Unaudited)		Top Ten Industry Weightings
Weightings as of February 29, 2024%		Weightings as of August 31, 2023%
Semiconductors & Semiconductor Equipment	45.5	Semiconductors & Semiconductor Equipment	40.7
Technology Hardware, Storage & Peripherals	15.5	Technology Hardware, Storage & Peripherals	17.7
Electronic Equipment, Instruments & Components	6.6	Electrical Equipment	6.7
Electrical Equipment	5.9	Electronic Equipment, Instruments & Components	5.3
Metals & Mining	4.0	Machinery	3.7
Machinery	3.2	Consumer Staples Distribution & Retail	2.5
Household Durables	2.4	Metals & Mining	2.5
Consumer Staples Distribution & Retail	2.1	Textiles, Apparel & Luxury Goods	2.0
Textiles, Apparel & Luxury Goods	1.7	Household Durables	1.9
Leisure Products	1.6	Leisure Products	1.6

*	Percentages based on net assets.

Industry Allocation (unaudited)

Industry Allocation (as a percentage of net assets)

Metals & Mining 4.0%
Machinery 3.2%
Household Durables 2.4%
Consumer Staples Distribution & Retail 2.1%
Electrical Equipment 5.9%
Textiles, Apparel & Luxury Goods 1.7%
Electronic Equipment, Instruments & Components 6.6%
Leisure Products 1.6%
Other Industries 3.0%
Technology Hardware, Storage & Peripherals 15.5%
Other Assets and Liabilities, Net 8.5%
Semiconductors & Semiconductor Equipment 45.5%

Fund holdings are subject to change and percentages shown above are based on net assets as of February 29, 2024. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of February 29, 2024 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-800-426-5523.

Schedule of Investments/February 29, 2024 (Showing Percentage of Net Assets) (unaudited)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 91.5%
COMMUNICATION SERVICES — 1.4%
Diversified Telecommunication Services — 1.4%
Chunghwa Telecom Co. Ltd.	1,285,000	$4,898,606
TOTAL COMMUNICATION SERVICES		4,898,606

CONSUMER DISCRETIONARY — 6.3%
Hotels, Restaurants & Leisure — 0.6%
Bafang Yunji International Co. Ltd.	110,000	591,594
Gourmet Master Co. Ltd.	526,000	1,474,354
		2,065,948

Household Durables — 2.4%
Nien Made Enterprise Co. Ltd.	714,000	8,346,320

Leisure Products — 1.6%
Giant Manufacturing Co. Ltd.	170,000	1,097,139
Merida Industry Co. Ltd.	652,000	4,300,669
		5,397,808

Textiles, Apparel & Luxury Goods — 1.7%
Feng TAY Enterprise Co. Ltd.	324,800	1,700,578
Fulgent Sun International Holding Co. Ltd. (a)	505,000	2,005,014
Makalot Industrial Co. Ltd.	196,000	2,303,548
		6,009,140
TOTAL CONSUMER DISCRETIONARY		21,819,216

CONSUMER STAPLES — 2.1%
Consumer Staples Distribution & Retail — 2.1%
President Chain Store Corp.	869,000	7,409,023
TOTAL CONSUMER STAPLES		7,409,023

INDUSTRIALS — 9.1%
Electrical Equipment — 5.9%
Advanced Energy Solution Holding Co. Ltd. (a)	154,000	3,473,703
Fortune Electric Co. Ltd.	989,000	16,832,977
		20,306,680

Machinery — 3.2%
Shin Zu Shing Co. Ltd.	1,449,000	7,747,070
Sunonwealth Electric Machine Industry Co. Ltd.	846,000	3,399,041
		11,146,111
TOTAL INDUSTRIALS		31,452,791
INFORMATION TECHNOLOGY — 68.6%
Communications & Internet Industry — 1.0%
Wistron NeWeb Corp.	689,000	3,345,877

Electronic Equipment, Instruments & Components — 6.6%
Delta Electronics, Inc.	909,000	8,468,989
E Ink Holdings, Inc.	731,000	5,688,986
Elite Material Co. Ltd.	424,000	6,639,776
Fositek Corp.	104,000	2,266,913
		23,064,664

Semiconductors & Semiconductor Equipment — 45.5%
Alchip Technologies Ltd.	121,000	15,847,767
ASMedia Technology, Inc.	80,000	5,960,233
ASPEED Technology, Inc.	77,000	6,662,396
eMemory Technology, Inc.	164,000	14,060,330
Faraday Technology Corp. (a)	976,000	11,949,319
Global Unichip Corp. (a)	241,000	12,122,621
Globalwafers Co. Ltd.	103,000	1,818,251
Jentech Precision Industrial Co. Ltd.	200,000	5,814,708
M31 Technology Corp.	7,000	399,722
Nuvoton Technology Corp.	892,000	3,640,298
Phison Electronics Corp.	178,000	3,536,405
SDI Corp. (a)	895,000	2,930,527
Taiwan Semiconductor Manufacturing Co. Ltd.	3,235,000	70,616,429
WinWay Technology Co. Ltd. (a)	124,000	3,008,842
		158,367,848

Technology Hardware, Storage & Peripherals — 15.5%
Asia Vital Components Co. Ltd.	831,705	13,997,914
Gigabyte Technology Co. Ltd. (a)	1,307,000	14,265,174
King Slide Works Co. Ltd.	40,000	1,714,674
Quanta Computer, Inc.	1,932,000	14,180,041
Wistron Corp. (a)	2,658,000	9,712,238
		53,870,041
TOTAL INFORMATION TECHNOLOGY		238,648,430

MATERIALS — 4.0%
Chemicals — 0.0% (b)
Swancor Holding Co. Ltd.	28,000	102,311

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/February 29, 2024 (Showing Percentage of Net Assets) (unaudited) (concluded)

	Shares	US $ Value (Note 1)
MATERIALS — (continued)
Metals & Mining — 4.0%
Century Iron & Steel Industrial Co. Ltd.	1,692,000	$13,783,515
TOTAL MATERIALS		13,885,826
TOTAL COMMON STOCKS
(Cost — $182,790,688)		318,113,892

TOTAL INVESTMENTS — 91.5%
(Cost — $182,790,688)		318,113,892

OTHER ASSETS AND LIABILITIES, NET—8.5%		29,730,582

NET ASSETS—100.0%		$347,844,474

Legend:

US $ – United States dollar

(a)

All or a portion of the security is on loan. The market value of the securities on loan is $33,356,919, collateralized by non-cash collateral such as U.S. Government securities in the amount of $35,474,273.

(b)	Amount represents less than 0.005% of net assets.

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES February 29, 2024 (unaudited)
Assets:
Investments in securities, at value (cost $182,790,688) (Notes 2 and 3)		$318,113,892
Cash		986,836
Foreign cash (cost $29,432,029)		29,231,161
Receivable for securities sold		537,925
Securities lending receivable		272,154
Prepaid expenses		8,211
Total assets		349,150,179

Liabilities:
Payable for securities purchased	$323,722
Payable for performance adjustment	379,925
Accrued management fee (Note 4)	164,418
Accrued custodian fees	125,953
Accrued audit fees	32,919
Payable for fund shares repurchased	51,268
Accrued directors’ and officers’ fees	9,659
Other payables and accrued expenses	217,841
Total liabilities		1,305,705

Net Assets		$347,844,474

Net Assets Consist of:
Paid in capital		$230,363,473
Total distributable earnings (loss)		$117,481,001

Net Assets		$347,844,474

Net Asset Value, per share ($347,844,474/7,190,985 shares outstanding)		$48.37

STATEMENT OF OPERATIONS For the Six Months Ended February 29, 2024 (unaudited)
Investment Income:
Securities Lending Income		$985,441
Dividends		815,770
		1,801,211
Less: Taiwan withholding tax (Note 2)		(131,517)
Total investment income		1,669,694

Expenses:
Management fees (Note 4)	$911,194
Performance adjustment	379,925
Directors’ fees	162,435
Custodian fees	119,192
Administration and accounting fees	114,811
Legal fees	59,681
Insurance fees	37,784
Audit fees	32,919
Compliance services fees	32,820
Principal financial officer fees	32,820
Tax Guarantor fees	25,770
Stockholder communications	18,892
Transfer agent fees	11,849
Miscellaneous	20,790
Total expenses		1,960,882
Net Investment Loss		(291,188)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	16,073,472
Foreign currency transactions	(131,834)
		15,941,638
Net change in unrealized appreciation (depreciation) on:
Investments	48,419,249
Foreign currency translations	24,041
		48,443,290
Net realized and unrealized gain		64,384,928
Net Increase in Net Assets Resulting From Operations		$64,093,740

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2024	Year Ended August 31, 2023
	(Unaudited)
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(291,188)	$3,085,793
Net realized gain on investments and foreign currency transactions	15,941,638	5,433,759
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	48,443,290	64,125,816
Net increase in net assets resulting from operations	64,093,740	72,645,368
Distributions to stockholders from:
Distributable income	(3,194,849)	—
Total distributions to stockholders	(3,194,849)	—
Capital stock transactions (Note 6):
Reinvestment of distributions	6,531	—
Cost of shares repurchased (Note 5)	(8,149,157)	(1,372,755)
Total capital stock transactions	(8,142,626)	(1,372,755)
Increase in net assets	52,756,265	71,272,613

Net Assets
Beginning of period	295,088,209	223,815,596
End of period	$347,844,474	$295,088,209

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended		Year Ended August 31,
	February 29, 2024		2023†		2022	2021	2020	2019†
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$39.73		$29.96		$42.83	$28.79	$20.80	$23.05
Income from Investment Operations:
Net investment income (loss)(a)	(0.04)		0.41	(b)	0.33	0.04	0.06	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	8.84		9.32	(c)	(10.28)	17.31	9.54	(0.87)
Total from investment operations	8.80		9.73		(9.95)	17.35	9.60	(0.66)
Less Distributions to Stockholders from:
Net investment income	—		—		(0.48)	(0.38)	(1.47)	—
Net realized gains	(0.44)		—		(2.44)	(2.93)	(0.23)	(1.71)
Total distributions to stockholders	(0.44)		—		(2.92)	(3.31)	(1.70)	(1.71)
Capital Share Transactions:
Accretion (dilution) to net asset value resulting from share repurchase program, or issuance of shares for the reinvestment of distributions from net investment income and net realized gains	0.28		0.04		0.00 (d)	0.00 (d)	0.09	0.12

Net asset value, end of period	$48.37		$39.73		$29.96	$42.83	$28.79	$20.80

Market value, end of period	$38.82		$31.10		$25.20	$35.83	$23.65	$17.84

Total Return
Per share net asset value(e)	23.34%		32.61	%(b)(c)	(24.42)%	66.88%	49.63%	0.49%
Per share market value(e)	26.43%		23.41	%(b)(c)	(24.01)%	69.95%	43.31%	0.08%
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$347,844		$295,088		$223,816	$319,915	$214,956	$159,705
Ratio of expenses before fee waiver	1.29	%(f)	1.47%		1.02%	1.44%	1.70%	1.74%
Ratio of expenses after fee waiver	1.29	%(f)	1.40%		0.96%	1.44%	1.70%	1.73%
Ratio of net investment income (loss)	(0.19	)%(f)	1.28	%(b)	0.86%	0.12%	0.23%	1.07%
Portfolio turnover rate	20	%(g)	70%		127%	242%	241%	115%

(a)	Based on average shares outstanding during the period.
(b)

The prior investment manager reimbursed the Fund for costs related to the change in investment manager in the amount of $1,018,672. Without this reimbursement the net investment income per share would have been $0.28, the ratio of net investment income would have been 0.86% and the Fund’s net asset value total return would have been 32.15%.

(c)	Nomura reimbursed the Fund for a procedural error in the amount of $26,442. The impact was deemed immaterial to net realized and unrealized gain/loss on investments and the Fund’s total return.
(d)	Amount represents less than $0.005 per share.
(e)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

The accompanying notes are an integral part of the financial statements.

Financial Statements (concluded)

(f)	Annualized.
(g)	Not annualized.
†

Nomura was appointed investment manager of the Fund on September 17, 2022. From June 2019 through September 16, 2022 Allianz Global Investors U.S. LLC was the investment manager. Prior to June 2019, the Fund had different investment management arrangements.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements (unaudited) February 29, 2024

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks, including tensions and the potential of conflict with the People’s Republic of China. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined by the Investment Manager, acting as the Board of Directors’ (the “Board”) Valuation Designee. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Notes To Financial Statements (unaudited) (continued) February 29, 2024

2. Significant Accounting Policies – continued

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$318,113,892	$——	$——	$318,113,892
Total	$318,113,892	$——	$——	$318,113,892

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of February 29, 2024, the Fund was not participating in any repurchase agreements.

Securities lending. The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Notes To Financial Statements (unaudited) (continued) February 29, 2024

2. Significant Accounting Policies – continued

The Fund receives compensation for lending securities from interest or dividends earned on the U.S. Government securities and irrevocable letters of credit held as collateral (and in some cases fees paid by borrowers), less associated fees and expenses. Such income is reflected in securities lending income within the Statement of Operations.

The value of loaned securities and related non-cash collateral outstanding at February 29, 2024, if any, are shown on a gross basis in a footnote to the Schedule of Investments.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 29, 2024, the Fund had no open Forwards.

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

Notes To Financial Statements (unaudited) (continued) February 29, 2024

2. Significant Accounting Policies – continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 21% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2023, the effects of certain differences were reclassified. The Fund increased distributable earnings by $16,959,734, and decreased paid in capital by $16,959,734.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the six months ended February 29, 2024, purchases and sales of securities, other than short-term securities, aggregated $56,260,363 and $66,733,716, respectively.

Notes To Financial Statements (unaudited) (continued) February 29, 2024

4. Management Fees and Other Service Providers

Management Fee. Effective September 17, 2022, the Fund entered into an Investment Management Agreement (the “Agreement”) with Nomura Asset Management U.S.A. Inc. (“Nomura”). Under the terms of the Agreement, Nomura receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.60% of the Fund’s average daily net assets (“Base Fee”) with a performance adjustment (“Performance Adjustment”) of up to +/-0.25% (25 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Index by 5 percentage points (500 basis points) for the Performance Period.

For the period September 1, 2023, through February 29, 2024, the management fee was equivalent to an annual rate of 0.85% of the Fund’s weighted average daily net assets, which reflected a 0.25% Performance Adjustment.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as the custodian (the “Custodian”) to the Fund. For these services, the Fund pays State Street both fixed fees and asset based fees that vary according to the number of positions and transactions and out of pocket expenses.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $30,000 ($40,000 for the Chairman of the Board and the Chairman of the Audit Committee) plus a fee of $6,000 for attending the quarterly Board and Committee meetings. The Fund will pay each Director $2,000 for meetings held on days separate from the quarterly Board meeting.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy / Conditional Tender Offer Policy

The Board has approved a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. These repurchases may be commenced or suspended at any time or from time to time without any notice. The Fund will report repurchase activity on the Fund’s website on a weekly basis.

During the period ended February 29, 2024, the Fund repurchased 236,579 shares at and average price of $34.45 per share including brokerage commissions at an average discount of 20.73%. These repurchases had a total cost of $8,149,157.

On December 16, 2020, the Board announced that it has adopted a conditional tender offer policy (the “Policy”). Under the Policy, the Fund will conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the five-year

Notes To Financial Statements (unaudited) (concluded) February 29, 2024 period ending December 31, 2025 were exceeded by the performance of the Fund’s benchmark (the Taiex Total Return Index) over that period.

The Board regularly reviews the discount at which the Fund’s shares trade below its NAV.

6. Fund Shares

At February 29, 2024, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 7,190,985 were issued and outstanding.

	For the Period Ended February 29, 2024	For the Year Ended August 31, 2023
Shares outstanding at beginning of year	7,427,371	7,470,494
Shares issued from reinvestment of distributions	193	—
Shares repurchased	(236,579)	(43,123)
Shares outstanding at end of year	7,190,985	7,427,371

7. Federal Tax Information

There were no distributions made by the Fund during the year ended August 31, 2023.

As of August 31, 2023, the tax components of accumulated net earnings (losses) were $86,641,658 of unrealized appreciation, $2,906,664 of undistributed long term capital gains and $32,966,212 late-year ordinary loss deferral. Net capital losses incurred after October 31 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. Net late-year ordinary losses incurred after December 31 and within the taxable year, and net late-year specified losses incurred after October 31 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At February 29, 2024, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $182,790,688. Net unrealized appreciation of the Fund’s investment securities was $135,323,204 of which $137,972,606 was related to appreciated investment securities and $2,649,402 was related to depreciated investment securities.

Other Information (unaudited)

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2023, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $1,091,228 (representing taxes withheld plus taxes on stock dividends).

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-426-5523; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment manager voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Other Information (unaudited) (concluded)

Quarterly Portfolio of Investments

The Fund files its complete Schedule of Investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The quarterly Schedule of Investments will be made available without charge, upon request, by calling 1-800-426-5223, or on the Fund’s website at www.thetaiwanfund.com.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 3, 2023, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited)

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases. If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to six decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. The Plan Administrator will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for optional cash investments on the next applicable investment date. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least three business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43006, Providence, RI 02940-3006. The Plan Administrator will return any cash payments received more than thirty-five days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf. If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and will immediately remove these shares from your account. The Plan Administrator will be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator will be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. The Plan Administrator’s service fees for handling capital gains distributions or income dividends will be paid by the Fund. For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per share fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay. Per share fees and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return.

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, http://www.computershare.com/investor or by written notice to the Plan Administrator. If you withdraw, you will receive stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees.

You may also request that the Plan Administrator sell your shares and send you the proceeds, less a service fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay.

Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Registration System(1), which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are required to be submitted in written form.

In addition, all sale requests within thirty (30) days of an address change are required to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43006, Providence, RI 02940-3006, by telephone at 1-800-426-5523 or through the Internet at http://www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

(1)	The Fund uses the Direct Registration System (DRS) as its means of recording stock ownership. DRS is stock ownership without paper stock certificates.

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Corporate
One Congress Building One Congress Street,
Suite 1
Boston, Massachusetts 02114-2016
www.thetaiwanfund.com

INVESTMENT MANAGER

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Discount Management Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Discount Management Committee, and Independent Director

Thomas G. Kamp, Chairman, Audit Committee, Member, Discount Management Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Discount Management Committee, Valuation Committee and Independent Director

Warren J. Olsen, Vice Chairman, Audit Committee, Member, Nominating Committee, Discount Management Committee, Valuation Committee and Independent Director

Yuichi Nomoto, President

Maria Premole, Vice President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

(b)	Not applicable.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	Not required for this filing.

(a)(2)	Not required for this filing.

(a)(3)	Not required for this filing.

(a)(4)	Not required for this filing.

(b)        There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2023 and as filed in Form N-CSR on November 3, 2023 SEC Accession No. 0001398344-23-020159.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On June 14, 2023, the Fund announced that its Board of Directors (the “Board”) had authorized the commencement of repurchase of shares of common stock of the Fund (the “Common Shares”), under which the Fund will repurchase in each twelve month period ended August 31 up to 10% (or such other percentage as the Board may determine from time to time) of its common stock outstanding as of the close of business on August 31 of the prior year. Such purchases will be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. The Fund will repurchase shares in accordance with procedures approved by the Board and these repurchases may be commenced or suspended at any time or from time to time without any notice.

During the six month period ended February 29, 2024, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Securities Exchange Act of 1934.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1, 2023 through September 30, 2023	28,252	$30.35	28,252	714,485
October 1, 2023 through October 31, 2023	19,928	$29.88	19,928	694,557
November 1, 2023 through November 30, 2023	44,792	$31.35	44,792	649,765
December 1, 2023 through December 31, 2023	15,509	$33.48	15,509	634,256
January 1, 2024 through January 31, 2024	45,734	$35.10	45,734	588,522
February 1, 2024 through February 29, 2024	82,364	$38.46	82,364	506,158
Total	236,579	$34.45	236,579	506,158

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities	$1,285,745
(2) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$282,948
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	$0
Other fees relating to the securities lending program not included in the revenue split	—
(3) Aggregate fees/compensation for securities lending activities and related services	$282,948
(4) Net income from securities lending activities	$1,002,797

(b)	The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Item 13. Exhibits.

(a)(1)	Not required for this filing.
(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(3)	Not required for this filing.
(a)(4)	Not required for this filing.
(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Yuichi Nomoto
Yuichi Nomoto
President of The Taiwan Fund, Inc.

Date:	May 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Yuichi Nomoto
Yuichi Nomoto
President of The Taiwan Fund, Inc.

Date:	May 8, 2024

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date:	May 8, 2024